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                                                                   EXHIBIT 10.52


                                                                  EXECUTION COPY


                             SUBSCRIPTION AGREEMENT

Insignia Solutions plc
41300 Christy Street
Fremont, California  94538

Ladies and Gentlemen:

      The undersigned ("SUBSCRIBER") hereby tenders this Subscription Agreement ("AGREEMENT") in accordance with and subject to the terms and conditions set forth herein and the Private Placement Memorandum, dated November 16, 2000, including all exhibits and supplements thereto (the "MEMORANDUM").

1.    SUBSCRIPTION.

      1.1 The undersigned hereby irrevocably subscribes for (i) the number of shares (the "SHARES") of American depositary shares (the "ADSS"), each ADS representing one ordinary share, 20 pence per share nominal value, of Insignia Solutions plc (each an "ORDINARY SHARE"), a public limited company organized and existing under the laws of England and Wales (the "COMPANY"), indicated on the signature page attached hereto at a price of $5.00 per Share (the "ISSUE PRICE") and (ii) warrants (the "WARRANTS") in the form of EXHIBIT A attached hereto to subscribe for an additional number of ADSs set forth on the signature pages attached hereto (such additional ADSs in the aggregate issuable from time to time upon exercise of the Warrants, collectively the "WARRANT SHARES" and, together with the Shares and the Warrants, the "SECURITIES"). At or prior to the Closing Date (as defined below), the undersigned will make payment by wire transfer of funds in accordance with instructions from the Company in the full amount of the purchase price of the Shares for which the undersigned is subscribing (the "PAYMENT").

      1.2 The undersigned understands that it will not earn interest on any funds held by the Company prior to the date of closing of the Offering (as hereinafter defined). Jefferies & Company, Inc. (the "PLACEMENT AGENT") and the Company will hold the closing of the Offering (the "CLOSING") on November 24, 2000 or such other date as the Company and the Placement Agent shall agree (the "CLOSING DATE"). Simultaneously with receipt by the Company of the requisite payment for all Securities to be purchased by the subscribers whose subscriptions are accepted (each, a "SUBSCRIBER") at the Closing and subject to the satisfaction of certain conditions, the Securities so purchased will be issued in the name of each such Subscriber or its custodian, if any, as requested by such Subscriber.

      1.3 The undersigned hereby agrees to be bound hereby upon (i) execution and delivery to the Company, in care of the Placement Agent, of the signature page to this Subscription Agreement and (ii) acceptance on the Closing Date by the Company of the undersigned's subscription (the "SUBSCRIPTION").

2.    OFFERING MATERIAL.

      2.1 Subscriber represents and warrants that it is in receipt of, and that it has carefully read and understands, the following items:

            (a)   the Memorandum;

            (b) Annual Report to the Securities and Exchange Commission (the "SEC") on Form 10-K of the Company for its fiscal year ended December 31, 1999 (the "FORM 10-K");

            (c) Quarterly Report to the SEC on Form 10-Q of the Company for the three-month period ended March 31, 2000 (the "MARCH FORM 10-Q");

            (d) Quarterly Report to the SEC on Form 10-Q of the Company for the three-month period ended June 30, 2000 (the "JUNE FORM 10-Q");




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            (e)   Quarterly Report to the SEC on Form 10-Q of the Company for
the three-month period ended September 30, 2000 (the "SEPTEMBER FORM 10-Q"); and

            (f) Proxy Statement on Schedule 14A, dated June 2, 2000, of the Company for an Annual General Meeting held on July 18, 2000 (the "PROXY").

      The Form 10-K, the March Form 10-Q, the June Form 10-Q, the September Form 10-Q and the Proxy are referred to herein collectively as the "PUBLIC REPORTS."

3.    CONDITIONS TO SUBSCRIBER'S OBLIGATIONS.

      3.1 The obligation of the Subscriber to close the transactions contemplated by this Agreement (the "TRANSACTION") is subject to the satisfaction on or prior to the date of the Closing (as hereinafter defined) of the following conditions set forth in Sections 3.2 through 3.14 hereof.

      3.2 The (i) representations and warranties made by the Company herein shall be true in all material respects on and as of the Closing Date with the same effect as if they had been made on and as of the Closing Date and (ii) Company shall have performed in all material respects all obligations, covenants and agreements and conditions required to be performed by it under this Agreement at or prior to the Closing Date, and the Subscriber shall have received a certificate of the Chief Executive Officer to the same effect.

      3.3 All approvals and consents of or filings with governmental or regulatory authorities and all approvals and consents of any persons required to permit the consummation of all of the transactions contemplated by this Agreement shall have been made or obtained, as the case may be, to the reasonable satisfaction of the Subscriber.

      3.4 All proceedings to be taken in connection with the Transaction are to be consummated at or prior to the Closing, and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Subscriber and its counsel, and the Subscriber and its counsel shall have received copies of all documents and information which it may have reasonably requested in connection with the transactions and of all corporate proceedings in connection therewith, in form and substance reasonably satisfactory to Subscriber and its counsel.

      3.5 The Company shall have delivered to the Subscriber duly executed American depositary receipts (in such denominations as the Subscriber shall request) representing the Shares.

      3.6 The Company shall have delivered to the Subscriber (or its custodian) duly executed Warrants (in such denominations as the Subscriber shall request), dated the Closing Date.

      3.7 The Company shall have delivered (or cause to be delivered) opinions of counsel to the Company addressed to the Subscriber and the Placement Agent in form, scope and substance satisfactory to the Subscriber and the Placement Agent.

      3.8 The ADSs, including all Shares and Warrant Shares, are included for quotation on the Nasdaq Stock Market, Inc. ("NASDAQ") and trading of the ADSs shall not have been suspended by Nasdaq, the SEC, the National Association of Securities Dealers, Inc. (the "NASD") or other regulatory authority, and, except as set forth in the Memorandum, no de-listing or suspension shall be reasonably likely for the foreseeable future.

      3.9 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered into, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

      3.10 The Company shall have filed, if applicable, an Additional Listing Application (and no additional time shall be required for the effectiveness thereof) with respect to all Shares and Warrant Shares with the NASD and shall have provided a copy thereof to the Subscriber.



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      3.11  The Placement Agent shall have received the executed letters from the persons listed in Section 4.26.

      3.12 The Company shall have received duly executed subscription agreements in the form of this Agreement subscribing for a minimum of $15.0 million ADSs.

      3.13 The Company shall have obtained waivers in form, scope and substance satisfactory to the Subscriber and the Placement Agent from the persons listed in Section 4.33.

      3.14 The Subscriber shall have received the officer's certificate described in Section 4.4 dated as of the Closing Date and there shall be no changes from the date of signing the Agreement to the date of Closing.

4.    REPRESENTATIONS AND WARRANTIES; COVENANTS.

      The Company represents and warrants that, at the date of this Agreement:

      4.1 The Company is a public limited company, duly incorporated and validly existing under the laws of England and Wales and registered in England under the Companies Act of 1985 and has been in continuous existence since incorporation. Each of the Company's subsidiaries is a corporation, limited liability company or other entity duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its organization. The Company and each of its subsidiaries have full power and authority to conduct their respective businesses as they are presently being conducted and to own, lease and operate their respective properties and assets. The Company and each of its subsidiaries are duly qualified to do business as foreign entities and are in good standing in each jurisdiction in which the character or location of the properties and assets owned or operated by them or the nature of the businesses conducted by them makes such qualification necessary.

      4.2 The Memorandum and the exhibits thereto do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      4.3 (a) The Company has the requisite corporate power and authority (i) to enter into and perform its obligations under this Agreement and any documents related hereto and (ii) to issue and sell to Subscriber, and to perform its obligations with respect to, the Securities in accordance with the terms hereof and thereof, as applicable; (b) the execution, delivery and performance of this Agreement and any documents related hereto by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company, its board of directors, or its shareholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of Nasdaq, NASD or otherwise) or the declaration or ordering of effectiveness by the SEC of the registration statement or the statements as contemplated by this Agreement; (c) this Agreement has been duly authorized, executed and delivered by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

      4.4 The capitalization of the Company as of the date of this Agreement, including the authorized share capital, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans and employee stock purchase plans, the number of shares reserved for issuance pursuant to securities exercisable for, convertible into or exchangeable for any shares and the number of Ordinary Shares represented by ADSs, is set forth on SCHEDULE 4.4. All of the issued Ordinary Shares have been duly and validly authorized and issued, are fully paid and were not issued in violation of, or subject to, any preemptive, subscription or other similar rights of any shareholders of the Company or any liens or encumbrances. All of the outstanding ADSs have been duly and validly authorized and issued and are entitled to the benefits specified in the corresponding American depositary receipts ("ADRS") and in the Deposit Agreement (the "DEPOSIT AGREEMENT"), dated November 17, 1995, as amended, between the Company and The Bank of New York, as Depositary (the "DEPOSITARY"). Except as set forth on SCHEDULE 4.4, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares in the Company or any of its



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subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares in the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Company has furnished to Subscriber true, correct and complete copies of the Company's Memorandum of Association as currently in effect ("MEMORANDUM OF ASSOCIATION"), and the Company's Articles of Association as currently in effect (the "ARTICLES OF ASSOCIATION"). The Company has set forth on SCHEDULE 4.4 all instruments and agreements (other than the Memorandum of Association and Articles of Association) governing securities convertible into or exercisable or exchangeable for the Ordinary Shares (including in the form of ADSs) of the Company (and the Company shall provide to the Subscriber copies thereof upon the request of Subscriber). Except as set forth in the Public Reports and in the ordinary course of business consistent with past practice subsequent to the date of the Public Reports, the Company has no indebtedness for borrowed money and no agreement providing for indebtedness for borrowed money. Except as set forth on
SCHEDULE 4.4, the Company has no share purchase agreements, rights plans or agreements containing similar provisions and no agreements containing anti-dilution provisions. Except as set forth on SCHEDULE 4.4 or that have been waived prior to Closing, no anti-dilution provisions which have, individually or in the aggregate, any dilutive effect on Subscriber's investment are triggered as a result of any of the transactions contemplated hereby. The Company shall provide Subscriber with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the date of the Closing and it shall be a condition to Subscriber's obligations at Closing that there are no material changes in such capitalization since the Company's representation on the date hereof. The
Company has no subsidiaries, except as provided on SCHEDULE 4.4. All such subsidiaries included on SCHEDULE 4.4 are one hundred percent (100%) owned by the Company. Except as provided in SCHEDULE 4.4, the Company has no investments, either debt or equity, in any other entity.

      4.5 (a) The Shares and the Ordinary Shares represented by such Shares are duly authorized and reserved for issuance, and, upon issuance in accordance with the terms hereof, will be validly issued, fully paid, non-assessable and free and clear from all liens, claims and encumbrances, will not be subject to any preemptive rights or other similar rights of shareholders of the Company and the Subscriber will acquire good and marketable title to the Shares, free and clear of all liens, claims and encumbrances. The holders of Ordinary Shares will not, upon issuance, be subject to personal liability to contribute to the assets or liabilities of the Company in their capacity as holders of such shares. No personal liability attaches to the registered holders of Ordinary Shares by reason of their being registered holders thereof. Upon issuance, the Shares are entitled to the benefits specified in the corresponding ADRs and in the Deposit Agreement. The Board of Directors of the Company has approved the issuance of Shares pursuant to the terms hereof. No further corporate authorization or approval is required under the rules of Nasdaq with respect to the transactions contemplated by this Agreement, including, without limitation, the issuance of the Shares and the inclusion thereof for trading on Nasdaq.


            (b) Upon issue, the Subscriber will acquire good and marketable title to the Warrants, free and clear of all liens, claims and encumbrances. The Warrant Shares and the Ordinary Shares represented by such Warrant Shares are duly authorized and reserved for issuance. Upon exercise of the Warrants, in whole or, from time to time, in part, and upon payment of the exercise price therefor, in accordance with the terms of the Warrants, the Subscriber will acquire good and marketable title to the Warrant Shares, free and clear from all liens, claims and encumbrances, will not be subject to any preemptive rights or other similar rights of shareholders of the Company and the Warrant Shares will be validly issued, fully paid and non-assessable. Upon issuance, the Warrant Shares will be entitled to the benefits specified in the corresponding ADRs and in the Deposit Agreement. The Board of Directors of the Company has approved the issuance of the Warrants and the Warrant Shares pursuant to the terms hereof. No further corporate authorization or approval is required under the rules of Nasdaq with respect to the transactions contemplated by this Agreement, including, without limitation, the issuance of the Warrants and the inclusion thereof of the Warrant Shares for trading on Nasdaq.

      4.6 The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Shares and the Warrant Shares and the Subscriber's purchase and acquisition of the Securities) do not and will not (a) result in a violation of the Memorandum of Association and Articles of Association, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or



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cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, United States of America federal and state securities laws and regulations and the laws of England and Wales) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Memorandum of Association, its Articles of Association or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as Subscriber owns any of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal. Except as set forth on SCHEDULE 4.6, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof. The purchase and acquisition of the Securities by the Subscriber do not violate any law, rule, regulation, order, judgment or decree applicable to the Company, or, require further filing by the Company or Subscriber under such law, rule, regulation, order, judgment or decree, by virtue of the Company's business or assets. Except as set forth in the Memorandum, the Company is not in violation of the listing requirements of Nasdaq and does not reasonably anticipate that the ADSs will be de-listed by Nasdaq for the foreseeable future, and the Company has made all necessary filings and notifications with, and obtained all necessary approvals from, Nasdaq with respect to the transactions contemplated hereby, including, without limitation, the issuance of the Shares and the Warrant Shares and the inclusion for quotation of the Shares and the Warrant Shares on Nasdaq.

      4.7 The Ordinary Shares are registered under Section 12 of the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and have been so registered since November 13, 1995. Since December 31, 1996, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with Companies House pursuant to the United Kingdom Companies Act 1985 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "COMPANY REPORTS") and has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after December 31, 1996, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC DOCUMENTS" and such documents filed prior to the date hereof, the "FILED SEC DOCUMENTS"), including for purposes of determining the availability of Form S-3. The Company has delivered or made available to Subscriber true and complete copies of the SEC Documents filed since December 31, 1996. As of their respective dates of filing, the Company Reports and the SEC Documents complied in all material respects with the requirements of the applicable law and the rules and regulations promulgated thereunder applicable to such Company Reports and SEC Documents, and none of the Company Reports and SEC Documents, at the time they were filed with the Companies House or SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth on SCHEDULE 4.7, none of the statements made in any such SEC Document is, or, except pursuant to Filed SEC Documents has been, required to be updated or amended under applicable law. Except as set forth on
SCHEDULE 4.7, the financial statements of the Company included in the SEC Documents were prepared in accordance with United States of America generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial



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statements. The Filed SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "CONTRACT"), except to the extent not required to be filed pursuant to the applicable Rules and Regulations of the SEC. None of the Company, its subsidiaries or any of the other parties thereto, is in material breach or violation of any Contract. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a material breach or default by the Company or its subsidiaries under any Contract.

      4.8 Except as set forth in the Public Reports, since December 31, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or any of its subsidiaries.

      4.9 Except as set forth in the Filed SEC Documents and the Memorandum, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding (i) would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby, (ii) would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents or (iii) would adversely affect the business properties, operations and results of operations or prospects of the Company or any of its subsidiaries. There are no facts which, if known by a potential claimant or governmental agency or authority, could give rise to a claim or proceeding.

      4.10 No information relating to or concerning the Company or any of its subsidiaries set forth in this Agreement or in the Memorandum contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement and the transactions contemplated hereby, no material fact (within the meaning of the federal securities laws of the United States of America) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed, except to the extent not required to be disclosed pursuant to the applicable Rules and Regulations of the SEC.

      4.11 The Company acknowledges and agrees that Subscriber is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between Subscriber and the Company, are "arm's-length", and that any statement made by Subscriber, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Subscriber's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to Subscriber that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

      4.12 The Company is currently eligible to register the resale of the Shares and the Warrant Shares by the Subscriber in a secondary offering under General Instruction B3 and B4 of Form S-3 on a registration statement on Form S-3 under the Securities Act.

      4.13 Neither the Company nor any person acting on behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D promulgated under the Securities Act ("REGULATION D"), with respect to any of the Securities being offered hereby.

      4.14 Neither the Company, nor any of its affiliates, nor any person acting on their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of Subscriber to the extent relevant for such determination. The



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issuance of the Securities to the Subscriber will not be integrated with any other issuance of the Company's securities (past, current or future) which requires shareholder approval under the rules of Nasdaq or which would result in a violation of the Securities Act. The issuance of the Securities to the Subscriber does not require shareholder approval, including, without limitation, pursuant to the rules of Nasdaq.

      4.15 The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Subscriber relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent (the fees of which shall be borne solely by the Company).

      4.16 The Company's executive officers and directors have studied and fully understand the terms of this Agreement and the transactions contemplated hereby and the nature of the securities being sold hereunder and recognize that they have a potentially dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that the issuance of the Securities as contemplated hereby is in the best interests of the Company.

      4.17 Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") used or necessary to conduct its business as now being conducted and as previously described in the Form 10-K and any subsequently filed reports on Form 10-Q and Form 8-K. Except as set forth in the Memorandum, to their respective knowledge, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made or threatened by a third party against or involving the Company or any of its subsidiaries.

      4.18 Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary, has, in the course of his actions for, or on behalf of, the Company,
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, the Company and its subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

      4.19 Except for employees who perform purely administrative or custodial functions, each employee of the Company has executed an agreement containing non-disclosure, confidentiality and assignment of Intangibles provisions. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in SCHEDULE 4.19. Except for employees who perform purely administrative or custodial functions, no employee of the Company or its subsidiaries is now, or is expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. Except for employees who perform purely administrative or custodial functions, no employee has any intention to terminate or limit his employment with, or services to, the Company or any of its subsidiaries, nor is any such employee subject to any constraints (E.G., litigation) which would cause such employee to be unable to devote his full time and attention to such employment or services. "KEY EMPLOYEES" means Richard M. Noling, Stephen M. Ambler, Mark E. McMillan, George Buchan, Jonathan Hoskin, Ronald C. Workman, and Stephen Cobb and any individual who assumes or performs any of the duties of a Key Employee.

      4.20 The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and is not likely to become a PFIC.

      4.21 The Company is not and, after giving effect to the Offering and sale of the Securities, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

      4.22 The Deposit Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms. Upon issuance by the Depositary of the ADRs evidencing ADSs against deposit of the Shares and the Warrant Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

      4.23 All dividends and other distributions declared and payable on the shares of the capital stock of the Company may, under the current laws and regulations of the United Kingdom, be paid to the Depositary in British Pound Sterling that may be converted into foreign currency that may be freely transferred out of the United Kingdom and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the United Kingdom and are otherwise free and clear of any other tax, withholding or deduction in the United Kingdom and without the necessity of obtaining any authorization in the United Kingdom.

      4.24 Except for taxes and duties to be paid by the Company, no stamp or other issuance of transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Subscriber to the United Kingdom or any political subdivision or taxing authority thereof or therein in connection with (i) the deposit with the Depositary of Shares and the Warrant Shares by the Company against the issuance of the ADRs evidencing ADSs or (ii) the sale and delivery by the Company of the Shares, the Warrant Shares and ADSs to or for the account of the Subscriber.

      4.25 Neither the Company nor any of its subsidiaries has taken, directly or indirectly any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and ADSs.

      4.26 The Company shall obtain lock-up agreements in the form set forth in EXHIBIT B hereto from each of Richard M. Noling, Stephen M. Ambler, George Buchan, David Jon Hoskin, Mark E. McMillan, Ronald C. Workman, Stephen Cobb, Nicholas Viscount Bearsted, David G. Frodsham, Vincent S. Pino and Albert E. Sisto not to sell, offer to sell, contract to sell, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any ADSs, ADRs, Ordinary Shares or securities convertible into or unexchangeable or exercisable for ADSs, ADRs or Ordinary Shares or warrants or other rights to purchase ADSs, ADRs or Ordinary Shares for a period beginning on the Closing Date and ending on the later of (i) 180 days from the Closing Date or (ii) the date the registration statement registering the Shares and the Warrant Shares represented by ADSs under the Securities Act is declared effective by the SEC.

      4.27 Except as set forth in the financial statements included in the Filed SEC Documents, each of the Company and its subsidiaries have timely filed all requisite United States of America federal, state and other tax returns or extension requests for all fiscal periods in which such filings were required to be made. There are no examinations in progress or claims pending against the Company or any of its subsidiaries for United States of America federal, state and other taxes (including penalties and interest) for any period or periods prior to and including December 31, 1999 and no notice of any claim for taxes, whether pending or threatened, has been received. All taxes due from the Company and its subsidiaries for any period ended before the date hereof, including interest and penalties (whether or not shown on any tax return) has been paid. The amounts shown as accruals for taxes on the financial statements included in the Filed SEC Documents are sufficient for the payment of all taxes (including penalties and interest) for all periods ended on or before that date. The Company and its subsidiaries are not and have not during the last five (5) years been a party to any tax sharing agreement or agreement of similar effect. The Company is not and has not during the last five (5) years been a member of any consolidated group. Except as set forth in the financial statements included in the Filed SEC Documents, the Company and the subsidiaries have not received, been denied, or applied for any private letter ruling during the last five (5) years.

      4.28 The Company and its subsidiaries have all Permits (as hereinafter defined) required by law or governmental regulations from all applicable courts, administrative agencies or commissions or other governmental authorities or instrumentalities, whether in the United States of America (federal, state or local) or outside of the United States of America that are necessary to operate such businesses as presently conducted and all such Permits are in full force and effect, except where the failure to have any such Permits in full force and effect could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, operations and results of operations or prospects of the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries is in default under, or in violation of or noncompliance with, any of such Permits, except for any such default, violation of or noncompliance which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, operations and results of operations or prospects of the Company or any of its subsidiaries. Upon consummation of the transactions contemplated by this Agreement, each such Permit will remain in full force and effect and will not create a right of any other person to terminate or revoke, modify or condition such Permit based on such consummation. "Permit" means any permit, certificate, consent, approval, authorization, order, license, variance, franchise or other similar indicia of authority issued or granted by any court, administrative agency or commission or other governmental authority or instrumentality, whether in the United States of America (federal, state or local) or outside of the United States of America.

      4.29 Except for a certain restriction on beneficial ownership of the Company's Ordinary Shares contained in a certain warrant issued to a Subscriber, the Company is simultaneously, with the execution of this Agreement, entering into one or more subscription agreements with other Subscribers with exactly the same terms and conditions as this Agreement; and no Subscriber is subscribing for any securities of the Company on the Closing Date with terms and conditions different from the terms and conditions of this Agreement.

      4.30 The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within three (3) business days following the Closing Date. Such Form 8-K shall contain as an exhibit this Agreement and the Warrants. Without limiting any of the Company's obligations under this Agreement, from and after the Closing Date, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

      4.31 So long as the Subscriber remains a registered owner of any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

      4.32 For a period of beginning on the Closing Date and ending on the third (3rd) anniversary of the Closing Date, the Company shall continue the listing and trading of its ADSs on Nasdaq, the New York Stock Exchange or the American Stock Exchange, secure and maintain the listing and trading of the Shares and the Warrant Shares on such exchange or quotation system, and comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of such exchange or quotation system.

      4.33 The Company shall obtain a waiver from each of Castle Creek Technology Partners LLC, Vincent and Rosemary Pino, Richard N. and Barbara Zehner, Robert Waley-Cohen and Avalon Panama S.A. waiving certain restrictions for the issuance of securities by the Company and certain terms of warrants beneficially owned by them in reasonable form, scope and substance to the Placement Agent.

      4.34 The Company shall file a Form D within 15 days of the Closing Date with respect to the Securities with the SEC as required under Regulation D under the Securities Act, and shall provide a copy thereof to the Subscriber.

      4.35 The Company agrees to provide the following reports to the Subscriber until the earlier of (i) the date on which the Subscriber transfers to a non-affiliate of such Subscriber, assigns or sells all of its Securities or
(ii) the third (3rd) anniversary of the Closing Date: (a) a copy of its Annual Report on Form 10-K within 90 days of the end of the Company's fiscal year, its Quarterly Reports on Form 10-Q within 45 days of the end of each fiscal quarter, any proxy statements and any Current Reports on Form 8-K as each becomes available and (b) within two (2) days after release, copies of all press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to the Subscriber any information with respect to the Company, its properties, or its business or the Subscriber's investment as the Subscriber may reasonably request; PROVIDED, HOWEVER, that the Company shall not be required to provide the Subscriber any material nonpublic information.

5.    TRANSFER RESTRICTIONS AND REGISTRATION RIGHTS.

      5.1 Subscriber acknowledges that it is acquiring the Securities for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act and any applicable state or other securities laws ("STATE ACTS"). The Subscriber further agrees that it will not sell, assign or transfer the Securities at any time in violation of the Securities Act or State Acts and acknowledges that, in acquiring Restricted Securities (as such term is defined under the Securities
Act), it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that the Securities have not been registered under the Securities Act or State Acts, and further acknowledges that the Securities may not be sold unless subsequently registered under the Securities Act and State Acts or an exemption from such registration is available. The Subscriber further acknowledges that the Company is not assuming any obligation to register the Securities under the Securities Act or State Acts except as expressly set forth herein. The Subscriber also acknowledges that appropriate legends reflecting the status of the Securities under the Securities Act and State Acts may be placed on the certificates representing such Securities at the time of their transfer and delivery to the holder thereof.

      5.2 Except as provided hereafter with respect to registration of the Shares and the Warrant Shares, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel from the holder of such Shares and Warrant Shares, reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Securities Act and State Acts.

      5.3 (a) Within ten (10) days after the Closing Date, the Company shall use its best efforts to prepare and file with the SEC on one occasion, a registration statement and such other documents as may be necessary in the opinion of counsel for the Company, and use its best efforts to have such registration statement declared effective as soon as possible after the Closing Date in order to comply with the provisions of the Securities Act so as to permit the registered resale of the Shares and the Warrant Shares for a period of three (3) years following the Closing Date by each and every holder of shares sold in the Offering (the "OFFERING SHARES") who desires to register the resale of their shares. Within five (5) days after the Closing Date, the Company shall give each holder of Offering Shares notice at the address of such holder appearing on the register and transfer records of Company of the Company's intention to register the resale of such Offering Shares. The obligations of the Company to give such notice shall be limited to the Subscriber and any entity which at the time the Offering Shares may have been transferred, which entities, together with the Subscriber and the Placement Agent, are hereafter referred to as "OFFERING HOLDERS."

            (b) If the registration statement referred to in Section 5.3(a) above has not been declared effective by the SEC on or before February 22, 2001, the Company shall promptly issue to the Subscriber .07 ADS for every ADS purchased in the Offering. In addition, if the registration statement referred to in Section 5.3(a) is not declared effective by the SEC on or before the last day of each month thereafter, the Company shall promptly, in each respective month (and prorated for partial months), issue to the Subscriber .02 ADS for every ADS purchased in the Offering until the registration statement is declared effective by the SEC (rounded up to the nearest share after aggregating all shares held by such Offering Holder). In the event of an issue of further ADSs pursuant to this Section 5.3(b), the Subscriber shall pay the nominal value of each Ordinary Share represented by each ADS it receives. The foregoing payment shall constitute the sole monetary remedy available to the Subscriber in the event that the Company does not comply with the deadlines set forth in this
Section 5.3(b) with respect to the effectiveness of the registration statement referred to therein.

      5.4 Notwithstanding the foregoing provisions of this Section 5, the Company may voluntarily suspend the effectiveness of any such registration statement for a limited time, which in no event shall be longer than 60 consecutive or non-consecutive days in any 12-month period, if the Company has been advised in writing by counsel or underwriters to the Company that the offering of any Offering Shares pursuant to the registration statement would materially adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, a reorganization, recapitalization, merger, consolidation, or similar transaction involving the Company. If any event occurs that would cause the registration statement to contain a material misstatement or omission or not to be effective and usable during the period that such registration statement is required to be effective and usable, the Company shall promptly file an amendment to the registration statement and use its best efforts to cause such amendment to be declared effective as soon as practicable thereafter. The Offering Holders shall furnish to the Company such information regarding their holdings and the proposed manner of distribution thereof as the Company may reasonably request and as shall be required in connection with any such registration statement. Notwithstanding any provision contained herein to the contrary, the Company's obligation to include, or continue to include, Offering Shares in any such registration statement under this Section 5 shall terminate to the extent such shares are eligible for resale under Rule 144(k) promulgated under the Securities Act. If the registration statement registering the Shares and the Warrant Shares for resale is suspended more than 60 consecutive or non-consecutive days in any 12-month period, the Company shall promptly issue to the Subscriber .07 ADS for every ADS purchased in the Offering. In addition, if such suspension or stop order is not lifted on or before the last day of each month thereafter, the Company shall promptly, in each respective month (and prorated for partial months), issue to the Subscriber .02 ADS for every ADS purchased in the Offering until the registration statement is declared effective by the SEC (rounded up to the nearest share after aggregating all shares held by such Offering Holder). In the event of an issue of further ADSs pursuant to this
Section 5.4, the Subscriber shall pay the nominal value of each Ordinary Share represented by each ADS it receives.

      5.5 If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of the Offering Shares under the Securities Act for the account of an Offering Holder, the Company will, as promptly as possible:

            (a) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Securities Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement;

            (c) furnish to each Offering Holder such numbers of copies of a prospectus complying with the requirements of the Securities Act, and such other documents as such Offering Holder may reasonably request in order to facilitate the public sale or other disposition of the Offering Shares owned by such Offering Holder, but such Offering Holder shall not be entitled to use any selling materials other than a prospectus;

            (d) use its best efforts to register or qualify the securities covered by such registration statement under the State Acts as any Offering Holder shall reasonably request, and do any and all such other acts and things as may be necessary or advisable to enable such Offering Holder to consummate the public sale or other disposition of the Offering Shares owned by such Offering Holder in such states; PROVIDED, HOWEVER, that the Company shall not be obligated to register or qualify such securities in any jurisdiction in which such registration or qualification would require the Company to qualify as a foreign corporation or file any general consent to service of process where it is not then so qualified or has not theretofore so consented; and

            (e) provide a transfer agent and Depositary, which may be a single entity, for the Shares and the Warrant Shares not later than the effective date of the applicable registration statement.

      5.6 Except as provided below in this Section 5, the expenses incurred by the Company in connection with action taken by the Company to comply with this
Section 5, including, without limitation, all registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel to the Company, consultant and expert fees, premiums for liability insurance, if applicable, obtained in connection with a registration statement filed to effect such compliance, if applicable, and all expenses, including counsel fees, for complying with State Acts, shall be paid by the Company. All fees and disbursements of any counsel, experts, or consultants employed by any Offering Holder shall be borne by such Offering Holder. The Company shall not be obligated in any way in connection with any registration pursuant to this
Section 5, for any selling commissions or discounts payable to any underwriter or broker for securities to be sold by such Offering Holder. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 5 that the Company shall have received an undertaking satisfactory to it from each Offering Holder to pay all expenses required to be borne by such Offering Holder and to furnish or cause to be furnished to the Company, specifically for use in the preparation of the registration statement and prospectus, written information concerning (i) the securities held by such Offering Holder and any underwriter of such securities,
(ii) the intended method of disposition thereof and (iii) any additional information or documentation as the Company shall reasonably request and as may be required by administrators of the Securities Act or State Acts in connection with the action to be taken by the Company hereunder pursuant to such registration.

      5.7 The Company will (to the extent it is lawful for it to do so) indemnify and hold harmless each Offering Holder, its officers, directors and each underwriter of such securities, and any person who controls such Offering Holder or underwriter within the meaning of Section 15 of the Securities Act, against all claims, actions, losses, damages, liabilities and expenses, joint or several, to which any of such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) any violation of United States of America state or federal securities laws but only to the extent, with respect to this subsection (ii), that the Offering Holder suffers losses, damages and liabilities with respect to the Securities such Offering Holder beneficially owns as of the date of such violation including any Securities sold on the day of such violation; (iii) any failure by the Company to fulfill and perform any agreement, covenant or undertaking herein or (iv) any failure or breach of the representations and warranties of the Company set forth in Section 4 to be accurate as of the Closing, and will (to the extent it is lawful for it to do so) promptly reimburse such Offering Holder, its officers, directors and each underwriter of such securities, and each such controlling person or entity for any legal and any other expenses reasonably incurred by such Offering Holder, such underwriter, or such controlling person or entity in connection with investigating or defending any such loss, action, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises directly out of or is based primarily upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Offering Holder or such underwriter specifically for use in the preparation thereof, and PROVIDED FURTHER, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability or action arises directly out of or is based primarily upon an untrue statement or omission made in any preliminary prospectus or final prospectus if (i) such Offering Holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Offering Shares and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

      5.8 In the event of any registration of any securities under the Securities Act pursuant to this Section 5, each Offering Holder will (to the extent it is lawful to do so), or will furnish the written undertaking of such other person or entity as shall be acceptable to the Company to, indemnify and hold harmless the Company, its officers, directors and any person who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities, or actions, joint or several, to which the Company, its officers, directors, or such controlling person or entity may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Offering Holder or any underwriter of such Offering Holder's securities specifically for use in the preparation thereof, and will (to the extent it is lawful to do so) promptly reimburse the Company, its officers, directors and any person who controls the Company within the meaning of Section 15 of the Securities Act in connection with investigating or defending any such loss, action, claim, damage, liability or action; PROVIDED, HOWEVER, that the aggregate amount which any such Offering Holder shall be required to pay pursuant to this Section 5.8 shall be limited to the dollar amount of the net proceeds received by such Offering Holder upon the sale of the Securities pursuant to the registration statement giving rise to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, its officers, directors and any person who controls the Company within the meaning of Section 15 of the Securities Act, and shall survive the transfer of the Securities by such Offering Holder.

      5.9 At any time when a prospectus relating to the Offering is required to be delivered under the Securities Act, the Company will promptly notify the Offering Holder of the happening of any event, upon the notification or awareness of such event by an executive officer of the Company, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

      5.10 Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (which consent may not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      5.11 With a view to making available to the Offering Holder the benefits of Rule 144 promulgated under the Securities Act, the Company agrees that it will use its best efforts to maintain registration of its Ordinary Shares represented by ADSs under Section 12 or 15 of the Exchange Act and to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Exchange Act so as to maintain the availability of Rule 144 promulgated under the Securities Act. Upon the request of any record owner, the Company will deliver to such owner a written statement as to whether it has complied with the reporting requirements of Rule 144 promulgated under the Securities Act.

6. SUBSCRIBER REPRESENTATIONS. The undersigned Subscriber hereby represents, warrants and acknowledges and agrees with the Company and the Placement Agent as follows:

      6.1 The undersigned has been furnished with and has carefully read the Memorandum and is familiar with and understands the terms of the offering described in the Memorandum (the "OFFERING").

      6.2 The undersigned and/or the undersigned's advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

      6.3 The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

      6.4 The undersigned is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

      6.5 The undersigned acknowledges that the Securities herein subscribed for have not been registered under the Securities Act and State Acts. The undersigned will not sell, transfer or otherwise dispose of the Securities, unless they are registered under the Securities Act and any State Acts or pursuant to available exemptions from such registration, provided that the seller delivers to the Company an opinion of counsel satisfactory to the Company confirming the availability of such exemption. The undersigned represents that the undersigned is purchasing the Securities for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act and the restrictions contained in the immediately preceding sentence. The undersigned has not offered or sold any portion of the Securities being acquired, nor does the undersigned have any present intention of selling, distributing or otherwise disposing of the Securities, either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance, in violation of the Securities Act.

      6.6 The undersigned recognizes that investment in the Securities involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the matters set forth in the Memorandum under the caption "Risk Factors" and has taken full cognizance of and understands all of the risks related to a purchase of the Securities.

      6.7 The undersigned acknowledges that each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER
            THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY
            NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION. NOTWITHSTANDING THE FOREGOING, THIS SECURITY MAY
            BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN
            ACCOUNT.

      6.8 If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Securities, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Securities, unless each beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act and has submitted information substantiating such individual qualification.

      6.9 Except with respect to short sales or other hedging transactions against warrants, options or other rights to acquire ADSs and Ordinary Shares beneficially owned by the undersigned (whether presently exercisable or not) at September 30, 2000, the undersigned agrees that for a period beginning from the Closing Date and ending on the earlier of (i) 90 days from the Closing Date and
(ii) the day the registration statement filed pursuant to Section 5 hereof is declared effective, the undersigned will not sell any equity security of the Company if the undersigned does not then own the security sold, nor will the undersigned sell any security which the undersigned does not deliver against such sale within 20 days, or within five (5) days after such sale, deposit it in the mails or other usual channels of distribution.

7.    UNDERSTANDINGS.

      The undersigned Subscriber understands, acknowledges and agrees with the Company and the Placement Agent as follows:

      7.1 This Subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, at any time before the Closing Date notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.

      7.2 Except as set forth in paragraph 7.1 above, the undersigned hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

      7.3 No United States of America federal or state agency or foreign authority has made any findings or determination as to the fairness of the terms of this Offering for investment nor any recommendations or endorsement of the Securities.

      7.4 The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Investor Questionnaire.

      7.5 There can be no assurance that the undersigned will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

      7.6 The Placement Agent will receive cash compensation equal to (i) six percent (6%) of the gross proceeds received by the Company and (ii) five-year warrants to subscribe for 12,500 ADSs for every $1.0 million of gross proceeds received by the Company in connection with the Offering but is not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and the Placement Agent will not supervise or participate in the operation or management of the Company.

      7.7 The undersigned acknowledges that the information furnished by the Company or the Placement Agent to the undersigned or its advisers in connection with the Offering is confidential and nonpublic and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in connection with this Subscription), nor disclosed to any third party for any reason; PROVIDED, HOWEVER, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible as of date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

      7.8 The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Securities as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Securities.

      7.9 IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE ADSS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION ON REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      7.10 The offering and sale of the Securities is intended to be exempt from registration under the securities laws of certain states of the United States of America. Subscribers residing in the United States shall note the language set forth below. Subscribers must note that there are restrictions on transfer of the Securities.

      THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

8.    MISCELLANEOUS.

      8.1 Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth above and directed to the following:

                        Attention:    Mr. Richard M. Noling
                                      President and Chief Executive Officer
                                      Insignia Solutions plc
                                      41300 Christy Street
                                      Fremont, California 94538-3115
                                      Fax No. (510) 360-3701

and in the case of Subscriber to the address for correspondence set forth on the Investor Questionnaire.

      8.2 This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, the Placement Agent, and their respective successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

      8.3 Except as provided in Section 8.4, this Agreement shall be binding upon and inure to the benefit of the Company and Subscriber and their respective successors and assigns.

      8.4 The rights provided under Section 5 are not assignable except to a party who is defined in Section 5 as an "Offering Holder" or any lawful purchaser of the Securities purchased hereby.

      8.5 In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party's attorneys' fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

      8.6 Neither the Company nor the Subscriber shall issue any press release or make any public announcement relating to this Agreement without the prior written approval of the other party; PROVIDED, HOWEVER, that the Company or the Subscriber may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-trading securities, if any (in which case the disclosing party will advise the party prior to making the disclosure); and, PROVIDED FURTHER, HOWEVER, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible as of date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or
(iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

      8.7 This agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and not for the benefit of, nor may any provision hereof be enforced by, any other person; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Placement Agreement may rely on Sections 2, 3, 4, 5, 6, 7 and 8 as though it was a party to this Agreement.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

PLEASE PRINT OR TYPE.  USE BLACK INK ONLY.


(ALL PARTIES MUST SIGN)

         The undersigned investor hereby certifies that it (i) has received and relied solely upon the Memorandum and the SEC Documents, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth in this Subscription Agreement and (iv) is a resident of the state or foreign jurisdiction indicated below.

         The undersigned investor hereby subscribes for (i) ________ shares of ADSs of Insignia Solutions plc at a price of $5.00 per ADS and (ii) ________ Warrants exercisable for ________________ ADSs.

                                                                 Type of subscriber entity:

---------------------------------------------------------
Name of Subscriber (Print)                                          [X] Trust

---------------------------------------------------------           [X] Limited Liability Company
                                                                    [X] Limited Partnership
---------------------------------------------------------           [X] General Partnership
Name of Signatory (Print)                                           [X] Corporation
---------------------------------------------------------
                                                                    [X] Individual
                                                                    [X] Other
---------------------------------------------------------                    ------------------------------------
Capacity of Signatory (if applicable)


%
 --------------------------------------------------------
Signature

                                                                 Backup Withholding:

---------------------------------------------------------        [X]  Please check this box only if the investor is subject to
Subscriber's Taxpayer Identification Number                           backup withholding

                                                                 Foreign Person:

---------------------------------------------------------        [X]  Please check this box only if the investor is a nonresident
Subscriber's Principal Address                                        alien, foreign corporation, foreign partnership, foreign trust or foreign estate.




---------------------------------------------------------
City              State                Zip

(     )                               (     )
----------------------                ---------------------
       Phone Number                          Fax Number

The investor agrees to the terms of this Subscription Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because it has not been notified that it is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified the investor that it is no longer subject to backup withholding and (3) the investor (unless the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

THE SUBSCRIPTION FOR (i) ______________________ SHARES OF ADSs OF INSIGNIA SOLUTIONS plc AT A PRICE OF $5.00 PER ADS and (ii) ______________________ WARRANTS TO SUBSCRIBE FOR ADSs BY THE ABOVE NAMED SUBSCRIBER IS ACCEPTED THIS _______ DAY OF __________________, 2000.

                                     INSIGNIA SOLUTIONS plc


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT A

VOID AFTER 5:00 P.M., EASTERN STANDARD TIME ON NOVEMBER __, 2003

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                        Right to Subscribe for ______ American Depositary Shares


Date:   November __, 2000                                    Warrant No.: ______


                             INSIGNIA SOLUTIONS PLC
                              ADSS PURCHASE WARRANT



         THIS CERTIFIES THAT, for value received, ______________________ ("_______"), or its registered assigns, is entitled to subscribe for from Insignia Solutions plc, a company organized and existing under the laws of England and Wales (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, _______ fully paid American depositary shares (the "ADSS" or "SHARES"), each ADS representing one ordinary share of 20 pence each nominal value of the Company (the "ORDINARY SHARES"), at an exercise price equal to the lower of (i) $6.00 per ADS (the "$6.00 EXERCISE PRICE") and
(ii) a ten percent (10%) discount to the average of the Closing Sale Price per ADS for the ten (10) days preceding the day the holder hereof (the "HOLDER") informs the Company of its intent to exercise this Warrant (the "MARKET EXERCISE PRICE" and, together with the $6.00 EXERCISE PRICE, the "EXERCISE PRICE") by delivering to the Company a form of Exercise Agreement (as hereinafter defined) in the form of EXHIBIT A hereto; PROVIDED, that in no event shall the Exercise Price be less than the nominal value of each Ordinary Share. This Warrant is being issued pursuant to that certain Subscription Agreement, dated November ___, 2000 (the "SUBSCRIPTION AGREEMENT"), by and between the Company and
___________. The number of ADSs purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided herein.

         The term "CLOSING SALE PRICE" means, for any security as of any date, the last closing trade price for such security on the principal market as reported by Bloomberg Financial Markets ("BLOOMBERG"), or if the principal market begins to operate on an extended hours basis, and does not designate the closing trade price, then the last trade price at 4:00 p.m. Eastern Standard Time as reported by Bloomberg, or, if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as

                                                                       EXHIBIT A

reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the last closing ask price of such security as reported by Bloomberg, or, if no last closing ask price is reported for such security by Bloomberg, the average of the lowest ask price and lowest bid price of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Sale Price cannot be calculated as of such date on any of the foregoing bases, the Closing Sale Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder of this Warrant, with the costs of the appraisal to be borne by the Company. All such determinations to be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

         This Warrant is subject to the following terms, provisions, and conditions:

         1. MECHANICS OF EXERCISE. Subject to the provisions hereof, including, without limitation, this Warrant may be exercised as follows:

             (a) MANNER OF EXERCISE. This Warrant may be exercised by the Holder, in whole or in part, from time to time, by the surrender of this Warrant (within three business days of delivering the Exercise Agreement and Exercise Price) (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 7(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as EXHIBIT A (the "EXERCISE AGREEMENT"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement.

             (b) ISSUANCE OF CERTIFICATES. Subject to Section 1(c), certificates for the Warrant Shares to be so purchased, representing the aggregate number of Shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "DELIVERY PERIOD"). The certificates to be so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of Shares with respect to which this Warrant shall not then have been exercised. Upon delivery of this Warrant (within three business days of delivering the Exercise Agreement and Exercise Price), the Exercise Agreement and Exercise Price referred to in Section 1(a), the Holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant or the certificates evidencing such Warrant Shares.

             (c) EXERCISE DISPUTES. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of ADSs as are not disputed in accordance with this Section. If such dispute involves the calculation of the $6.00 Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company and reasonably acceptable to Holder) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the

                                                                       EXHIBIT A

calculations and notify the Company and the Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of ADSs in accordance with this Section. The Company shall bear all reasonable expenses incurred pursuant to this Section 1(c).

             (d) FRACTIONAL SHARES. No fractional ADSs are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional Share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of an ADS (as determined for exercise of this Warrant into whole ADSs); PROVIDED, that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional ADSs shall be rounded up to the next whole number.

             (e) RIGHT OF CANCELLATION. In connection with Section 5 of the Subscription Agreement, during any thirty (30) consecutive trading days following the effectiveness of the registration statement referred to in Section 5.3(a) of the Subscription Agreement (the "MEASUREMENT PERIOD"), the Closing Sale Price of the ADSs exceeds $9.00, the Company may cancel the Warrant upon 60 days (the "NOTICE PERIOD") prior written notice (the "CANCELLATION NOTICE") to the Holder in the form of EXHIBIT B hereto; PROVIDED, THAT on the date the Company delivers the Cancellation Notice and during the Notice Period and the Measurement Period (i) the registration statement covering the Warrant Shares is effective and remains effective continuously during the Notice Period, (ii) the ADSs are included for quotation on the Nasdaq National Market System ("NNM") or listed for trading on a national securities exchange, (iii) the Warrant Shares are included for quotation on NNM or listed for trading on a national securities exchange, (iv) the exercise of all the warrants subject to the Cancellation Notice does not, and will not, violate the rules of NNM or, if not then included for quotation on NNM, the national securities exchange upon which the ADSs are then listed and trading and (v) the Company has not failed to fulfill and perform any agreement, covenant or undertaking pursuant to the Subscription Agreement and this Warrant.

         2. PERIOD OF EXERCISE. Subject to cancellation under Section 1(e), this Warrant is exercisable at any time and from time to time on or after the date hereof and before 5:00 P.M., Eastern Standard Time on the third (3rd) anniversary of the date hereof (the "EXERCISE PERIOD").

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

             (a) SHARES TO BE FULLY PAID. All Warrant Shares and Ordinary Shares that are represented by such Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and free from all taxes, liens, claims and encumbrances and shall be entitled to the benefits specified in the corresponding American depositary receipts ("ADRS") and in the Deposit Agreement, dated November 17, 1995 (the "DEPOSIT AGREEMENT"), as amended, between the Company and The Bank of New York (the "DEPOSITARY") relating to such ADSs.

                                                                       EXHIBIT A

             (b) RESERVATION OF ORDINARY SHARES AND DEPOSIT OF ADSS. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of Ordinary Shares, which are readily available for deposit with the Depositary for the purpose of issuance in the form of ADSs upon exercise of this Warrant, to provide for the exercise of this Warrant.

             (c) LISTING. The Company shall promptly secure the listing of the ADSs issuable upon exercise of this Warrant on the NNM, as required by Section
3.8 and Section 4.32 of the Subscription Agreement and on each such national securities exchange or automated quotation system, if any, on which ADSs are then listed or become listed and shall maintain, so long as any other ADSs shall be so listed, such listing of all ADSs from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

             (d) CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of its Memorandum of Association and Articles of Association or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the nominal value of any Ordinary Shares represented by ADSs receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may at all times validly and legally issue fully paid ADSs upon the exercise of this Warrant.

         4. ANTIDILUTION PROVISIONS. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

             (a) ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF ORDINARY SHARES. Except as otherwise provided in Section 4(c) and 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any Ordinary Shares (including in the form of ADSs) for no consideration or for a consideration per share less than the then current Market Price (as herein defined) on the date of issuance (a "DILUTIVE ISSUANCE"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

             E' = (E)(O+P/M)/(OS)

                                                                       EXHIBIT A

             where:


             E' = the adjusted Exercise Price;
             E  = the then current Exercise Price;
             M  = the greater of the then current Market Price and the then current Exercise Price;
             O  = the number of Ordinary Shares in issue immediately prior to the Dilutive Issuance;
             P  = the aggregate consideration, calculated as set forth in
                  Section 4(b) hereof, received by the Company upon such Dilutive Issuance; and
             OS = the total number of Ordinary Shares Deemed In Issue (as herein defined) immediately after the Dilutive Issuance.

Notwithstanding anything to the contrary in this Section 4, in no event shall the Exercise Price be lower than the nominal value of the Ordinary Shares calculated at the time of exercise.

             (b) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

                  (i) ISSUANCE OF RIGHTS OR OPTIONS. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Ordinary Shares (including in the form of ADSs) or other securities exercisable, convertible into or exchangeable for Ordinary Shares (including in the form of ADSs) ("CONVERTIBLE SECURITIES"), but not to include the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Ordinary Shares or Convertible Securities are hereinafter referred to as "OPTIONS"), and the price per share for which Ordinary Shares are issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("BELOW MARKET OPTIONS"), then the maximum total number of Ordinary Shares issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Ordinary Shares are issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible

                                                                       EXHIBIT A

Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of Ordinary Shares issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Ordinary Shares upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

                  (ii)   ISSUANCE OF CONVERTIBLE SECURITIES.

                        (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Ordinary Shares are issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of Ordinary Shares issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be in issue and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Ordinary Shares issuable upon such exercise, conversion or exchange is determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (y) the maximum total number of Ordinary Shares issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Ordinary Shares upon exercise, conversion or exchange of such Convertible Securities.

                        (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "VARIABLE RATE CONVERTIBLE SECURITY"), then the price per share for which Ordinary Shares are issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (i) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied and (ii) the issue price on the date of issuance of such Convertible Security was 80% of the Market Price on such date.

                  (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. Except for the grant or exercise of any shares or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such shares or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if

                                                                       EXHIBIT A

there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Ordinary Shares (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                  (iv) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. If, in any case, the total number of Ordinary Shares issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of Ordinary Shares issued upon exercise or conversion thereof), never been issued.

                  (v) CALCULATION OF CONSIDERATION RECEIVED. If any Ordinary Shares, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Ordinary Shares, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Ordinary Shares, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Ordinary Shares, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the non-employee Board of Directors.

                  (vi) EXCEPTIONS TO ADJUSTMENT OF EXERCISE PRICE. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any shares or options which

                                                                       EXHIBIT A

may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such shares or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Warrants in accordance with terms of the Subscription Agreement and upon the exercise of such Warrants; and (iv) upon the sale and issuance of ADSs, Ordinary Shares, Convertible Securities or Variable Rate Convertible Securities for less than the Market Price to a strategic investor (the "STRATEGIC INVESTOR"), PROVIDED, THAT such sale satisfies each of the following conditions: (A) the Strategic Investor operates in a line of business similar to the Company; (B) such sale occurs within 90 days of November __, 2000; (C) the sale of such securities was approved by the non-employee members of the Board of Directors of the Company and, in the good faith reasonable business judgment of the non-employee members of the Board of Directors of the Company, such sale of the Company's securities to the Strategic Investor will further the operational business interests of the Company; (D) the primary purpose of such sale is other than a financing arrangement; (E) the terms and conditions of the securities to be issued to such Strategic Investor are not more favorable than the securities purchased pursuant to the Subscription Agreement; and (F) the aggregate purchase price of the securities issued to the Strategic Investor is less than $4.0 million.

             (c) SUBDIVISION OR PURCHASE PRICE OF SHARES. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any share split, share dividend, recapitalization, reorganization, reclassification or otherwise) its Ordinary Shares into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse share split, recapitalization, reorganization, reclassification or otherwise) its shares of Ordinary Shares into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

             (d) ADJUSTMENT IN NUMBER OF ADSS. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of ADSs issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of ADSs issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

             (e) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another person or other transaction in each case which is effected in such a way that holders of ADSs and Ordinary Shares are entitled to receive (either directly or upon subsequent liquidation) shares, securities or assets with respect to or in exchange for ADSs and Ordinary Shares is referred to herein as an "ORGANIC CHANGE." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the person purchasing such assets or the successor resulting from such Organic

                                                                       EXHIBIT A

Change prior to such Organic Change effective provisions so that each holder of an ADS Warrant then outstanding shall have the right, by exercising such Warrant, to purchase the kind and number of shares or other securities or property receivable upon an occurrence of an Organic Change.

             (f) DISTRIBUTION OF ASSETS. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of its Ordinary Shares and ADSs as a dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "DISTRIBUTION"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the ADSs subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such ADSs on the record date for the determination of holders of Ordinary Shares and ADSs entitled to such Distribution.

             (g) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of share appreciation rights, phantom share rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of ADSs and Ordinary Shares obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; PROVIDED, THAT no such adjustment pursuant to this Section 4(g) will increase the Exercise Price or decrease the number of ADSs obtainable as otherwise determined pursuant to this Section 4.

             (h) SPECIAL ADJUSTMENT AND NOTICES OF ADJUSTMENT. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

             (i) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

             (j)  CERTAIN DEFINITIONS.

                  (i) "ORDINARY SHARES DEEMED IN ISSUE" shall mean the number of Ordinary Shares actually in issue (including Ordinary Shares represented by issued and outstanding ADSs), plus (x) in case of any adjustment required by
Section 4(a) resulting from the issuance of any Options, the maximum total number of Ordinary Shares (including in the form of ADSs) issuable upon the exercise of the Options for which the adjustment is required (including any Ordinary Shares (including in the form of ADSs)

                                                                       EXHIBIT A

issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by
Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of Ordinary Shares (including in the form of ADSs) issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

                  (ii) "MARKET PRICE," as of any date, (i) means the average of the Closing Sale Prices for the ADSs as reported to NNM for the ten (10) consecutive trading days immediately preceding such date, or (ii) if NNM is not the principal trading market for the ADSs, the average of the last reported closing trade prices on the principal trading market for the ADSs during the same period, or, if there is no closing trade price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder of this Warrant, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the ADSs set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                  (iii) "ORDINARY SHARES," for purposes of this Section 4, includes the Ordinary Shares and any additional class of shares of the Company having no preference as to dividends or distributions on liquidation, provided that the Ordinary Shares represented by the ADSs purchasable pursuant to this Warrant shall include only Ordinary Shares in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Ordinary Shares, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the shares or other securities or property provided for in such Section.

             (k)  OTHER NOTICES. In case at any time:

                  (i) the Company shall declare any dividend upon the Ordinary Shares payable in shares of any class or make any other distribution to the holders of the Ordinary Shares and holders of ADSs;

                  (ii) the Company shall offer for subscription pro rata to the holders of the Ordinary Shares and ADSs any additional shares of any class or other rights;

                  (iii) there shall be any capital reorganization of the Company, or reclassification of the Ordinary Shares, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

                                                                       EXHIBIT A

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Ordinary Shares and holders of ADSs entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Ordinary Shares entitled to vote and holders of ADSs entitled to give voting instructions to the Depositary in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Ordinary Shares and holders of ADSs shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Ordinary Shares and ADSs for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any tax in respect of such issue or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

         6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a holder of the Company's Ordinary Shares or ADSs. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a holder of the Company's Ordinary Shares or ADSs, whether such liability is asserted by the Company or by creditors of the Company.

         7.  TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT.

             (a) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the Holder are transferable, subject to compliance with all applicable federal and state securities laws, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as EXHIBIT C, at the office or agency of the Company referred to in Section 9. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Subscription Agreement.

                                                                       EXHIBIT A

             (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 9 below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of ADSs which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of ADSs as shall be designated by the Holder of at the time of such surrender.

             (c) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

             (d) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

             (e) WARRANT REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         8. REGISTRATION RIGHTS. The initial holder of this Warrant (and assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Subscription Agreement.

         9. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the day of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below or at the facsimile number provided by the Holder, and telephonic confirmation of receipt is obtained promptly after completion of transmission, provided, that a copy shall be sent via certified mail, return receipt requested, simultaneously with any such facsimile; (iii) on the business day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service; or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

             If to the Company:

                                                                       EXHIBIT A

                     Insignia Solutions plc
                     41300 Christy Street
                     Fremont, California  94538-3115
                     Telecopier:   (510) 360-3702
                     Attention:    Mr. Stephen M. Ambler

             with a copy to:

                     Baker & McKenzie
                     660 Hansen Way
                     Palo Alto, California  94304
                     Telecopier:   (650) 856-9299
                     Attention:    Corinna Wong, Esq.

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

         10. GOVERNING LAW; JURISDICTION. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of New York in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         11. MISCELLANEOUS.

             (a) AMENDMENTS. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.

             (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

             (c) ASSIGNABILITY. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.


                   *               *               *

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



                                      INSIGNIA SOLUTIONS plc


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                                            EXHIBIT A TO WARRANT
                                                            --------------------

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

         The undersigned hereby irrevocably exercises the right to subscribe for ____________ of the American Depositary Shares ("ADSS") of Insignia Solutions plc, a company organized and existing under the laws of England and Wales (the "COMPANY"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such ADSs in full, all in accordance with the conditions and provisions of said Warrant.

         (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any ADSs obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (ii) The undersigned requests that the American depositary receipts for such ADSs be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:


Date:
     -----------------              --------------------------------------------
                                    Signature of Holder

                                    --------------------------------------------
                                    Name of Holder (Print)


                                    Address:


                                    --------------------------------------------

                                    --------------------------------------------

                                                            EXHIBIT B TO WARRANT
                                                            --------------------

                           FORM OF CANCELLATION NOTICE

                     [Letterhead of Insignia Solutions plc]



______________ _____, 200__
[Insert Name of Holder]
[Insert Address of Holder]

Via  [Federal Express] [Express Mail]
     [Facsimile and Certified Mail] [First Class Mail] [Registered Mail] [Certified Mail]

Dear_____________:

              Pursuant to Section 1(e) of the Warrant, the Company hereby notifies you that Warrant No. ___ will be canceled at 5:00 p.m. Eastern Standard Time on _________ ____, 200__. 1/ The Company represents and warrants that all of the terms and conditions set forth in Section 1(e) of the Warrant have been complied with prior to and at the deliverance of this Cancellation Notice.


                                                INSIGNIA SOLUTIONS plc



                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:








--------------

     1/ Insert Date that is 60 days from the date notice is deemed received pursuant to Section 9 of the Warrant.

                                                            EXHIBIT C TO WARRANT
                                                            --------------------


                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of ADSs covered thereby set forth hereinbelow, to:

             NAME OF ASSIGNEE          ADDRESS           NO. OF SHARES
             ----------------          -------           -------------



and hereby irrevocably constitutes and appoints _______________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Date:
     ------------   ----,

In the presence of



----------------------------
                                      Name:
                                           -------------------------------------

                                      Signature:
                                                --------------------------------


                                      ------------------------------------------
                                      TITLE OF SIGNING OFFICER OR AGENT (IF ANY)


                                      Address:


                                      ------------------------------------------

                                      ------------------------------------------

                                                                       EXHIBIT B

                             INSIGNIA SOLUTIONS PLC

                                LOCK-UP AGREEMENT


                                                               November __, 2000

Jefferies & Company, Inc.
650 California Street
San Francisco, CA 94108

Ladies and Gentlemen:

        In consideration of the benefits gained by the undersigned in connection with the private placement (the "PRIVATE PLACEMENT"), with Jefferies & Company, Inc. ("JEFFERIES") acting as placement agent (the "PLACEMENT AGENT") of the American depositary shares (the "ADSS"), each ADS representing one ordinary share of the 20 pence each nominal value (the "ORDINARY SHARES") of Insignia Solutions plc, a public limited company organized and existing under the laws of England and Wales (the "COMPANY") on the date hereof, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for a period beginning on the date hereof and ending on the date which is the later to occur of (x) 180 days after the closing of the Private Placement or (y) the date the Securities and Exchange Commission declares the registration statement filed by the Company as required pursuant to certain registration rights granted to the Investors to register ADSs purchased in the Private Placement effective (the "LOCK-UP PERIOD"), not to sell, offer to sell, solicit an offer to buy, contract to sell, exercise, encumber, distribute, pledge, grant any option for the sale of, or otherwise transfer or dispose of, directly or indirectly, in one or a series of transactions (collectively, a "DISPOSITION"), any ADSs, American depositary receipts ("ADRS") or Ordinary Shares, any options or warrants to purchase any ADSs, ADRs or Ordinary Shares or any securities convertible or exercisable into or exchangeable for ADSs, ADRs or Ordinary Shares (collectively, "SECURITIES"), not owned or hereafter acquired by the undersigned or with respect to which the undersigned has acquired or hereafter acquires the power of disposition, without the prior written consent of Jefferies. Notwithstanding the foregoing, however, the undersigned may make a Disposition in connection with a bona fide tender offer by a non-affiliated third party of the Company or the undersigned (the "OFFEROR") for at least 50% of the equity securities of the Company by tendering the undersigned's beneficially owned securities to the Offeror.

        The undersigned acknowledges and agrees that the restrictions above are expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities (or the economic equivalent thereof) during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or

                                                                       EXHIBIT B

any purchase, sale or grant of any right (including without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based marked basket or index) that includes, relates to or derives any significant part of its value from the Securities.

        The undersigned hereby also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock-Up Agreement.

        The undersigned hereby represents and warrants as of the date hereof to the Placement Agent and the Company that this Lock-Up Agreement has been duly executed and delivered, and this Lock-Up Agreement constitutes a valid and binding obligation of the undersigned, enforceable in accordance with its terms.

        This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to its conflict of laws provisions).


                                                    Very truly yours,


                                                    Name:


                                       B-2